UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): October 4, 2021

CODA OCTOPUS GROUP, INC.

(Name of Small Business Issuer in its Charter)

Delaware	001-38154	34-2008348
(State or other jurisdiction of incorporation or organization	(Commission File Number)	(I.R.S. Employer Identification Number)

3300 S Hiawassee Rd., Suite 104-105

Orlando, Florida 32835

(Address, Including Zip Code of Principal Executive Offices)

863-937-8985

(Issuer’s telephone number)

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock	CODA	Nasdaq

Item 7.01 Regulation FD Disclosure

On October 4, 2021, Coda Octopus Group, Inc. (the “Company”) presented at a publicly accessible webinar to prospective investors.

The Company’s Chief Executive Officer discussed the Company’s growth strategy and laid out the key pillars central to its growth, namely the new generation Echoscope®, the Diver Augmented Vision Display System (DAVD) and the new generation Thermite®. She also explained that she expected margins to be maintained and that the Company’s growth strategy will be funded by cash generated by the Company and that she did not expect the Company to take on new debt. She further explained that the investments required for realizing the Company’s growth will be made primarily in additional staff and the expansion of production facilities. She also stated that she expected the current HSBC debt to be repaid by the end of this calendar year and that the Company’s balance sheet will be unleveraged.

The Company’s Chief Executive Officer also discussed that the Company is focused on the following revenue targets for the next two years:

FY	Total Revenue

2022	$28 million

2023	$40 million

Management’s revenue targets do not constitute projections. They merely represent objectives for the Company along with some of the conditions that need to exist for these targets to be realized. There can be no assurance that the Company’s targets will be realized. The targeted and actual results will vary, and those variations may be material and likely to increase over time, and the inclusion of the Company’s objectives/targets herein shall not be regarded as a representation or guarantee by the Company or any other person that these objectives/targets will be achieved.

Forward-Looking Statements

Information set forth in this Current Report contains forward-looking statements within the meaning of the federal securities laws and the Private Securities Litigation Reform Act of 1995. These forward-looking statements are subject to a number of risks and uncertainties. A discussion of factors that may affect future results is contained in the Company’s Annual Report on Form 10-K for the year ended October 31, 2020, as such factors may be updated from time to time in the Company’s periodic filings with the Securities and Exchange Commission. The Company disclaims any obligation to update forward-looking statements, except as may be required by law.

The information in this Current Report on Form 8-K is being furnished under Item 7.01 and shall not be deemed “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934 (the “Exchange Act”), or otherwise subject to the liabilities of such section, nor shall such information be deemed incorporated by reference in any filing under the Securities Act of 1933 or the Exchange Act, except as shall be expressly set forth by specific reference in such a filing.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: October 4, 2021

Coda Octopus Group, Inc.

By:	/s/ Annmarie Gayle
Chief Executive Officer